=================================================================




                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  May 10, 1996
                                                 --------------

                     CASE RECEIVABLES II INC.
- ----------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)


   Delaware                33-99298           76-0439709
- ----------------------------------------------------------------
(State or Other          (Commission         (IRS Employer
 Jurisdiction of         File Number)       Identification No.)
 Incorporation)

233 Lake Avenue, Racine, Wisconsin                      53403
- ----------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code (414) 636-6011
                                                  ---------------

        5729 Washington Avenue, Racine, Wisconsin 53406
- ----------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)





=================================================================

Item 5.Other Events

 In the Prospectus Supplement dated February 21, 1996, issued under Registration Statement No. 33-99298, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Loan Trust 1996-A upon completion of the Funding Period. Following below is such information:

                             Composition of the Receivables Pool
                             as of the end of the Funding Period

Weighted                                      Weighted      Weighted
Average          Aggregate                    Average       Average       Average
APR of           Contract      Number of      Remaining     Original      Contract
Receivables      Value         Receivables    Term          Term          Value
- -----------      ---------     -----------    ---------     ---------     --------
8.74%            $599,614,672  19,985         47.10 months  49.84 months  $30,003



                                 Distribution by APR of the Receivables Pool
                                     as of the end of the Funding Period

                                                                                  Percent of
                                                                Aggregate         Aggregate
                                               Number of        Contract          Contract
APR Range                                      Receivables        Value             Value
- ---------                                      -----------     ------------     -----------
 3.00% to 3.99% . . . . . . .  . . . . . .             13      $    313,711          0.05%
 4.00% to 4.99%. . . . . . . . . . . . . .             14           753,995          0.13
 5.00% to 5.99%. . . . . . . . . . . . . .            330        10,172,498          1.70
 6.00% to 6.99%. . . . . . . . . . . . . .            453        12,879,351          2.15
 7.00% to 7.99%. . . . . . . . . . . . . .          8,337       207,178,463         34.55
 8.00% to 8.99%. . . . . . . . . . . . . .          3,799       201,656,419         33.63
 9.00% to 9.99%. . . . . . . . . . . . . .          1,873        73,018,846         12.18
10.00% to 10.99% . . . . . . . . . . . . .          3,700        73,957,758         12.33
11.00% to 11.99% . . . . . . . . . . . . .          1,028        13,778,771          2.30
12.00% to 12.99% . . . . . . . . . . . . .            337         4,287,228          0.71
13.00% to 13.99% . . . . . . . . . . . . .             94         1,551,735          0.26
14.00% to 100% . . . . . . . . . . . . . .              7            65,897          0.01
                                                 --------      ------------      --------
       Total   . . . . . . . . . . . . . .         19,985      $599,614,672        100.00%
                                                 ========      ============      ========

                       Distribution by Equipment Type of the Receivables Pool
                                 as of the end of the Funding Period

                                                                                  Percent of
                                                                Aggregate         Aggregate
                                               Number of        Contract          Contract
Type                                           Receivables        Value             Value
- -----                                          -----------     ------------       ----------
Agricultural
       New     . . . . . . . . . . . . . .          5,342      $164,966,572         27.51%
       Used    . . . . . . . . . . . . . .          9,342       270,210,477         45.06
Construction
       New     . . . . . . . . . . . . . .          3,312       113,721,187         18.97
       Used    . . . . . . . . . . . . . .          1,989        50,716,436          8.46
                                                  -------      ------------       -------
              Total. . . . . . . . . . . .         19,985      $599,614,672        100.00%
                                                  =======      ============       =======

                    Distribution by Payment Frequency of the Receivables Pool
                             as of the end of the Funding Period

                                                                                  Percent of
                                                                Aggregate         Aggregate
                                               Number of        Contract          Contract
Frequency                                      Receivables        Value             Value
- ---------                                      -----------     ------------       ----------
Annual(1)      . . . . . . . . . . . . . .         11,479      $366,430,761         61.11%
Semiannual     . . . . . . . . . . . . . .            895        31,952,960          5.33
Quarterly      . . . . . . . . . . . . . .            170         5,072,189          0.85
Monthly        . . . . . . . . . . . . . .          7,441       196,158,762         32.71
                                                  -------      ------------       ---------
       Total   . . . . . . . . . . . . . .         19,985      $599,614,672        100.00%
                                                  =======      ============       =========
_______________________
(1)    Approximately 14.44%, 9.60%, 9.59%, 13.44% and 23.29% of the annual Receivables have scheduled payments within the Collection Periods relating to the Payment Dates in
       January, March, September, November and December, respectively.

                      Distribution by Current Value of the Receivables Pool
                              as of the end of the Funding Period

                                                                                  Percent of
Contract                                                        Aggregate         Aggregate
Value                                          Number of        Contract          Contract
Range                                          Receivables        Value             Value
- ---------                                      -----------     ------------       ----------

$      0.00 to $  4,999.99 . . . . . . . .          2,196     $   7,174,604          1.20%
   5,000.00 to    9,999.99 . . . . . . . .          3,596        26,306,148          4.39
  10,000.00 to   14,999.99 . . . . . . . .          2,908        36,021,989          6.02
  15,000.00 to   19,999.99 . . . . . . . .          1,988        34,399,649          5.74
  20,000.00 to   24,999.99 . . . . . . . .          1,256        28,052,138          4.68
  25,000.00 to   29,999.99 . . . . . . . .          1,055        28,924,897          4.82
  30,000.00 to   34,999.99 . . . . . . . .          1,028        33,219,283          5.54
  35,000.00 to   39,999.99 . . . . . . . .            949        35,556,930          5.93
  40,000.00 to   44,999.99 . . . . . . . .            839        35,563,839          5.93
  45,000.00 to   49,999.99 . . . . . . . .            665        31,525,285          5.26
  50,000.00 to   54,999.99 . . . . . . . .            506        26,530,130          4.42
  55,000.00 to   59,999.99 . . . . . . . .            438        25,184,575          4.20
  60,000.00 to   64,999.99 . . . . . . . .            359        22,392,990          3.73
  65,000.00 to   69,999.99 . . . . . . . .            302        20,404,748          3.40
  70,000.00 to   74,999.99 . . . . . . . .            266        19,233,923          3.21
  75,000.00 to   99,999.99 . . . . . . . .            866        74,305,824         12.39
 100,000.00 to  199,999.99 . . . . . . . .            669        83,029,958         13.84
 200,000.00 and over . . . . . . . . . . .             99        31,787,762          5.30
                                                  -------      ------------       --------
       Total   . . . . . . . . . . . . . .         19,985      $599,614,672        100.00%
                                                  =======      ============       ========

                          Geographic Distribution of the Receivables Pool
                                as of the end of the Funding Period


                               Percent of                                       Percent of
                               Aggregate                                        Aggregate
State(1)                    Contract Value       State                       Contract Value
- ---------                   --------------       -------                     --------------

Alabama. . . . . . . . . . .   0.70%             Nebraska. . . . . . . . . . .  3.01%
Alaska . . . . . . . . . . .   0.09              Nevada. . . . . . . . . . . .  0.64
Arizona. . . . . . . . . . .   2.08              New Hampshire . . . . . . . .  0.29
Arkansas . . . . . . . . . .   7.00              New Jersey. . . . . . . . . .  0.71
California . . . . . . . . .   2.85              New Mexico. . . . . . . . . .  0.23
Colorado . . . . . . . . . .   1.50              New York. . . . . . . . . . .  2.22
Connecticut. . . . . . . . .   0.31              North Carolina. . . . . . . .  1.93
Delaware . . . . . . . . . .   0.37              North Dakota. . . . . . . . .  1.91
District of Columbia . . . .   0.00              Ohio. . . . . . . . . . . . .  2.88
Florida. . . . . . . . . . .   1.44              Oklahoma. . . . . . . . . . .  1.37
Georgia. . . . . . . . . . .   2.78              Oregon. . . . . . . . . . . .  2.04
Hawaii . . . . . . . . . . .   0.08              Pennsylvania. . . . . . . . .  1.92
Idaho. . . . . . . . . . . .   1.86              Rhode Island. . . . . . . . .  0.03
Illinois . . . . . . . . . .   7.42              South Carolina. . . . . . . .  0.94
Indiana. . . . . . . . . . .   3.47              South Dakota. . . . . . . . .  2.69
Iowa . . . . . . . . . . . .   6.32              Tennessee . . . . . . . . . .  2.86
Kansas . . . . . . . . . . .   2.39              Texas . . . . . . . . . . . .  6.40
Kentucky . . . . . . . . . .   1.26              Utah. . . . . . . . . . . . .  0.72
Louisiana. . . . . . . . . .   1.72              Vermont . . . . . . . . . . .  0.29
Maine. . . . . . . . . . . .   0.32              Virginia. . . . . . . . . . .  0.92
Maryland . . . . . . . . . .   1.02              Washington. . . . . . . . . .  2.28
Massachusetts. . . . . . . .   0.33              West Virginia . . . . . . . .  0.16
Michigan . . . . . . . . . .   2.05              Wisconsin . . . . . . . . . .  2.33
Minnesota. . . . . . . . . .   4.99              Wyoming . . . . . . . . . . .  0.40
Mississippi. . . . . . . . .   2.58                                           -------
Missouri . . . . . . . . . .   4.76                   Total. . . . . . . . .  100.00%
Montana    . . . . . . . . .   1.14                                           =======

__________________________
(1)    Based on billing addresses of Obligors.

                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CASE RECEIVABLES II INC.
                                                 (Registrant)




Dated:  May 20, 1996                  By:  /s/ Robert A. Wegner

                                           ----------------------
                                                Robert A. Wegner
                                                Vice President